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                                                                 Exhibit 10.17.1


                       NET2000 COMMUNICATIONS GROUP, INC.

                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

        This FIRST AMENDMENT dated as of December 23, 1999 (this "FIRST AMENDMENT") to the NOTE PURCHASE AGREEMENT dated as of July 30, 1999 (such agreement as amended, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENT") is entered into by and among NET2000 COMMUNICATIONS, INC. (the "COMPANY"), a Delaware corporation, and NORTEL NETWORKS INC. ("PURCHASER"), a Delaware corporation. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Note Purchase Agreement.


                                    RECITALS

        WHEREAS, Company and Purchaser are parties to the Note Purchase Agreement, pursuant to which Purchaser is entitled to purchase from Company, and the Company is obligated to sell to Purchaser, up to $75,000,000 aggregate principal amount at stated maturity of its Senior Discount Notes due 2009 (the "NOTES") under the terms and conditions set forth therein;

        WHEREAS, Purchaser, NET2000 Communications Group, Inc., a Delaware corporation, certain lenders named therein ("LENDERS") and the administrative agent named therein ("AGENT") are parties to that certain Amended and Restated Credit Agreement dated as of July 30, 1999 (the "EXISTING CREDIT AGREEMENT"), as amended by the First Amendment and Assignment Agreement of even date herewith (the "FIRST CREDIT AGREEMENT AMENDMENT"; the Existing Credit Agreement, as amended by the First Credit Agreement Amendment and as it may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

        WHEREAS, in order to induce Agent and Lenders (as defined in the Credit Agreement) to consummate the transactions contemplated by the First Credit Agreement Amendment, Company and Purchaser have agreed to enter into this First Amendment.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                              SECTION 1. AMENDMENTS

1.1     AMENDMENTS TO SECTION 1

        A. Section 1.1 of the Note Purchase Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:



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                "CREDIT AGREEMENT" has the meaning assigned to that term in the recitals to the First Amendment.

                "FIRST AMENDMENT" means that certain First Amendment to Note Purchase Agreement, dated as of December 23, 1999, by and between the Company and Purchaser.

                "FIRST AMENDMENT EFFECTIVE DATE" has the meaning assigned to that term in the First Amendment.

                "MANDATORY PURCHASE DATE" has the meaning assigned to that term in Section 2.3(c).

1.2     AMENDMENTS TO SECTION 2

        A. Section 2.2(b) of the Agreement is hereby amended to read in its entirety as follows:

        "(b) The Applicable Rate shall initially be 13.5% per annum; provided, however, that if the sum of the Treasury Rate on the Resale Date plus 8% is greater than 13.5%, the Applicable Rate shall be reset on and as of the Resale Date to equal such Treasury Rate plus 8%; provided that, notwithstanding the foregoing, during the period from the Mandatory Purchase Date through the Final Issue Date, the Applicable Rate shall be 9.75% per annum."

        B. Section 2.3 of the Note Purchase Agreement is hereby amended by adding the following additional Section 2.3(c):

"(c) Notwithstanding anything in this Agreement to the contrary, Company hereby unconditionally agrees to sell and Purchaser hereby unconditionally, subject solely to the satisfaction of the conditions to closing contained in Section 9.1 (which may be waived by the Purchaser), agrees to purchase on January 7, 2000 (the "MANDATORY PURCHASE DATE"), the entire aggregate principal amount of the Notes for the price specified above, such closing to occur at 10:00 a.m. at the offices of Jones, Day, Reavis & Pogue, 599 Lexington Avenue, New York, New York 10022. Company and Purchaser acknowledge and agree that the Agent and Lenders (as defined in the Credit Agreement) have entered into the Credit Agreement as amended through the First Amendment Effective Date in reliance upon the provisions of this Section 2.3(c) and that Company and Purchaser are agreeing to such provisions in order to induce Agent and Lenders to enter into the First Credit Agreement Amendment."

                     SECTION 2. CONDITIONS TO EFFECTIVENESS

        Section 1 of this First Amendment shall become effective upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):



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        A.      EXECUTION. Company and Purchaser shall have executed this First
Amendment.

        B. CERTAIN DOCUMENTS. On or before the First Amendment Effective Date, the Company shall deliver or cause to be delivered the following:

                (i) resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of this First Amendment certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment; and

                (ii) signature and incumbency certificates of its officers executing the First Amendment.

        C. OPINIONS OF COUNSEL. Company and Purchaser shall have received an executed copy of one or more favorable written opinions substantially in the form of Exhibits A and B attached hereto from Piper Marbury Rudnick & Wolfe LLP, counsel to Company.

        D. REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF AGREEMENTS. Each of Company and Purchaser shall have delivered to Administrative Agent (and to Purchaser in the case of the Officer's Certificate delivered by Company) an officer's certificate, in form and substance satisfactory to Administrative Agent, to the effect that (i) the representations and warranties contained in the Note Purchase Agreement and in Sections 3 and 4 of this First Amendment with respect to Company or Purchaser, as the case may be, are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (ii) Company and Purchaser, respectively, shall have performed in all material respects all agreements and satisfied all conditions which this Amendment provides shall be performed or satisfied by Company and Purchaser, respectively, on or before the First Amendment Effective Date, except as otherwise disclosed to and agreed to in writing by Administrative Agent. In addition, the Officers' Certificate to be delivered by the Company shall be to the effect that (a) no action, suit or proceeding shall be pending against or affecting or, to the knowledge of the Company, threatened against, the Company or any of its Subsidiaries before any Governmental Authority that, if adversely determined, would, individually or in the aggregate, have a Material Adverse Effect and (b) neither the Company nor any of its Subsidiaries has sustained since the date of the Balance Sheet any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor or court or governmental action, order or decree, and there shall not have been any Material Adverse Change.



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        E.      SUPPLEMENTAL INDENTURE. The Trustee and Company shall enter into a First Supplemental Indenture substantially in the form of Exhibit A to this First Amendment (the "FIRST SUPPLEMENTAL INDENTURE").

        F. NECESSARY CONSENTS. Each of Company and Purchaser shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by the this First Amendment.

        G. OTHER DOCUMENTS. Each of Company and Purchaser shall have received such other documents and information regarding the Company and Purchaser as Agent may reasonably request.

              SECTION 3. REPRESENTATIONS AND WARRANTIES OF COMPANY

        Company represents and warrants to Purchaser that the following statements are true, correct and complete in all material respects:

        A. CORPORATE POWER AND AUTHORITY. Company is duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with the power and authority (corporate and other) to own, lease and operate its properties and conduct its business as it is currently being conducted.

        B. AUTHORIZATION OF FIRST AMENDMENT. Company has all requisite corporate power and authority to execute, deliver and perform their obligations under this First Amendment, the Purchase Agreement and the other Note Documents and each other document related thereto to which it is, or will be, a party and to consummate the transactions contemplated hereby and thereby, including without limitation the corporate power and authority to issue, sell and deliver the Notes. This First Amendment has been duly authorized, executed and delivered by Company.

        C. NO CONFLICTS. The execution and delivery by Company of this First Amendment, and the performance by it of its obligations hereunder, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar agreement or instrument to which Company or any of its Subsidiaries is a party or by which Company or any of its Subsidiaries is bound or to which any of the property or assets of Company or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws or other constituent documents of Company or any statute or any order, rule or regulation of any court or Governmental Authority having jurisdiction over Company or any of its Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or Governmental Authority is required for the execution and delivery of this First Amendment or the consummation by Company of the transactions contemplated hereby, except such as have been ob-



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tained or may be required in connection with the registration under the
Securities Act of the Notes in accordance with the Registration Rights Agreement, the qualification of the Indenture under the TIA and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and resale of the Notes by Purchaser.

             SECTION 4. REPRESENTATIONS AND WARRANTIES OF PURCHASER

        Purchaser represents and warrants to Company that the following statements are true, correct and complete in all material respects:

        A. CORPORATE POWER AND AUTHORITY. Purchaser is duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with the power and authority (corporate and other) to own, lease and operate its properties and conduct its business as it is currently being conducted.

        B. AUTHORIZATION OF FIRST AMENDMENT. Purchaser has all requisite corporate power and authority to execute, deliver and perform its obligations under this First Amendment, the Purchase Agreement and the other Note Documents and each other document related thereto to which it is, or will be, a party and to consummate the transactions contemplated hereby and thereby. This First Amendment has been duly authorized, executed and delivered by Purchaser.

        C. NO CONFLICTS. The execution and delivery by Purchaser of this First Amendment, and the performance by it of its obligations hereunder, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar agreement or instrument to which Purchaser or any of its Subsidiaries is a party or by which Purchaser or any of its Subsidiaries is bound or to which any of the property or assets of Purchaser or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws or other constituent documents of Purchaser or any statute or any order, rule or regulation of any court or Governmental Authority having jurisdiction over Purchaser or any of its Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or Governmental Authority is required for the execution and delivery of this First Amendment or the consummation by Purchaser of the transactions contemplated hereby, except such as have been obtained or may be required in connection with the registration under the Securities Act of the Notes in accordance with the Registration Rights Agreement, the qualification of the Indenture under the TIA and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and resale of the Notes by Purchaser.

                               SECTION 5. CONSENT



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                Purchaser hereby consents to the execution and delivery of the
First Supplemental Indenture by the Trustee and Company.

                            SECTION 6. MISCELLANEOUS

        A. REFERENCE TO AND EFFECT ON THE NOTE PURCHASE AGREEMENT, THE INDENTURE AND THE NOTES.

                (i) On and after the First Amendment Effective Date, each reference in the Note Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Note Purchase Agreement, and each reference in the Indenture or the Notes to the "Note Purchase Agreement", "thereunder", "thereof" or words of like import referring to the Note Purchase Agreement shall mean and be a reference to the Note Purchase Agreement as amended by this First Amendment;

                (ii) Except as specifically amended by this First Amendment, the Note Purchase Agreement, the Indenture and the Notes shall remain in full force and effect and are hereby ratified and confirmed; and

                (iii) The execution, delivery and performance of this First Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any party under the Note Purchase Agreement, the Indenture or the Notes.

        B. HEADINGS. Section and Subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.

        C. APPLICABLE LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PRINCIPLES.

        D. SUBMISSION TO JURISDICTION; WAIVERS. The Company hereby irrevocably and unconditionally:

                (i) submits for itself and its property in any legal action or proceeding relating to this First Amendment, the Notes, and the other Note Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the States of New York and Texas and the courts of the United States of America for the Southern District of New York and the Northern District of Texas, and appellate courts from any thereof;


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                (ii)    consents that any such action or proceeding may be
brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth under its signature below or at such other address of which the Purchaser shall have been notified; and

                (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

        EACH OF THE COMPANY AND PURCHASER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        E. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this First Amendment by signing any such counterpart.


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        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


COMPANY:                           NET2000 COMMUNICATIONS, INC.


                                   By:   /s/ Donald E. Clarke
                                         ---------------------------------
                                         Name:  Donald E. Clarke
                                         Title: CFO

PURCHASER:                         NORTEL NETWORKS INC.


                                   By:   /s/ Stephen Martin
                                         ---------------------------------
                                         Name:  Stephen Martin
                                         Title: VP





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